UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X] Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           American Express Company
       .................................................................
               (Name of Registrant as Specified In Its Charter)


       .................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ...........................................................

    2) Aggregate number of securities to which transaction applies:

       ...........................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ...........................................................

    4) Proposed maximum aggregate value of transaction:

       ...........................................................

    5) Total fee paid:

       ...........................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ...........................................................

    2) Form, Schedule or Registration Statement No.:

       ...........................................................

    3) Filing Party:

       ...........................................................

    4) Date Filed:

       ...........................................................

The following has been communicated to shareholders of American Express
Company on or about March 18, 2005:
--------------------------------------------------------------------------------
                           AMERICAN EXPRESS COMPANY
                               TELEPHONE VOTING
                               FOR SHAREHOLDERS
--------------------------------------------------------------------------------
                          [Telephone 1-866-540-5760]
--------------------------------------------------------------------------------


SPEECH 1:     Welcome.

              Please enter the control number located in the lower right hand corner of the form.

              [If shareholder inserts an incorrect number then the following:
              "That was an invalid entry. Please enter the control number located in the lower right hand corner of the form."]

SPEECH 2:     To vote as the AMERICAN EXPRESS COMPANY board recommends on all items PRESS 1 now. To vote on each item separately PRESS 0 now.

SPEECH 2A:    You have voted as the board recommended. If this is correct,
              PRESS 1. If incorrect PRESS 0.

SPEECH 3:     ITEM 1
              To vote FOR ALL nominees, PRESS 1. To WITHHOLD from ALL NOMINEES
              PRESS 9. To WITHHOLD from an INDIVIDUAL NOMINEE PRESS 0.

SPEECH 4:     Enter the two-digit number that appears next to the NOMINEE you do NOT WISH to vote for. Make your selection now.

SPEECH 5:     PRESS 1 to WITHHOLD from another NOMINEE or PRESS 0 if you have completed voting on Directors.

SPEECH 6:     ITEM 2
              To vote
              FOR, PRESS 1
              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 7:     ITEM 3
              To vote
              FOR, PRESS 1
              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 8:     ITEM 4
              To vote
              FOR, PRESS 1
              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 9A: Your votes have been cast as follows:

              ITEM 1
              FOR ALL or WITHHOLD ALL or FOR ALL EXCEPT #

              ITEM 2
              FOR, or AGAINST, or ABSTAIN

              ITEM 3
              FOR, or AGAINST, or ABSTAIN

              ITEM 4
              FOR, AGAINST, ABSTAIN

              If this is correct, PRESS 1. If incorrect, PRESS 0.

CLOSING 9B:   ** Your votes have been canceled. If you would like to revote your proxy, or, if you would like to vote another proxy PRESS 1 now. To end this call PRESS 0 now.


SPEECH 10:    If you have received more than one Proxy Card, you must vote each card separately. If you would like to vote another proxy, PRESS 1 now. To end this call PRESS 0 now.

SPEECH 11     Thank you for voting.

** Closing 9B - if shareholder indicates their vote was incorrect.

Error message:  That was not a valid entry...

The following has been communicated to shareholders of American Express
Company on or about March 18, 2005:
--------------------------------------------------------------------------------
                 INTERNET VOTING INSTRUCTIONS FOR SHAREHOLDERS
--------------------------------------------------------------------------------

[http://www.proxyvoting.com/axp]

[Page 1]
================================================================================
[Logo of American Express /R/]
================================================================================

                                Welcome to the
                           American Express Company
                            2005 Proxy Voting Site

             Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders on Wednesday, April 27, 2005


I/We hereby appoint Gary L. Crittenden, Stephen P. Norman and Louise M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's New York City headquarters, 200 Vesey Street, New York, New York 10285, on Wednesday, April 27, 2005, at 10:00 A.M., Eastern Time, and at any adjournment(s) of the Meeting, as indicated on this proxy with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) of the Meeting. I/We hereby revoke any proxies submitted previously.

           CLICK HERE to continue to the secure voting site [link]

      If your browser does not support SSL encryption, CLICK HERE [link]

================================================================================


[Page 2]
================================================================================
[Logo of American Express /R/]
================================================================================
Enter your 11-digit control number located on the Proxy Card, or from your e-mail.

             Do not enter any spaces. [enter control number here]

           ENTER YOUR CONTROL NUMBER AND CLICK HERE TO BEGIN [link]
================================================================================

[If the shareholder enters an invalid number: "There was an error in your control number entry. Please use the back [link] button and RETRY."]

[Page 3]
================================================================================
[Logo of American Express /R/]
================================================================================

                    Welcome to the American Express Company
                            2005 Proxy Voting Site

     Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                 Before you vote, if you would like to review the Annual Report and Proxy Statement - CLICK HERE [link]

           Return by simply closing the newly opened browser window.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                              FOR ITEMS 1 AND 2,
                              ---
                          AND AGAINST ITEMS 3 AND 4.
                              -------

        CLICK HERE TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS [link]

              CLICK HERE TO VOTE INDIVIDUALLY ON EACH ITEM [link]

================================================================================


[Page 4A]
================================================================================
[Logo of American Express /R/]
================================================================================

                        I Vote As The Board Recommends
================================================================================

If you wish to submit comments please identify yourself and enter your comments in the box below. Please scroll to the end of the page to register your vote.

Shareholder Name: (30 characters) [ENTER TEXT HERE]
Comments: (120 characters) [ENTER TEXT HERE]

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting,
                        or at any adjournment thereof.

                      [CLICK HERE TO REGISTER YOUR VOTE]


BACK [link]
----
================================================================================

[Page 4B]
================================================================================
[Logo of American Express /R/]

================================================================================
            To Vote Separately On Each Item - Check The Boxes Below:
================================================================================

        IF NO VOTING INSTRUCTIONS ARE INDICATED ON ANY ITEM, SUCH ITEM
              WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS:
                 FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.
                 ---                   -------


               THE BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                                           ---

ITEM 1    Election of Directors.

FOR ALL NOMINEES[ ]
WITHHOLD FROM ALL NOMINEES [ ]
FOR ALL NOMINEES EXCEPT [ ]
                             [ ] 01 D.F. Akerson
                             [ ] 02 C. Barshefsky
                             [ ] 03 W.G. Bowen
                             [ ] 04 U.M. Burns
                             [ ] 05 K.I. Chenault
                             [ ] 06 P.R. Dolan
                             [ ] 07 V.E. Jordan, Jr.
                             [ ] 08 J. Leschly
                             [ ] 09 R.A. McGinn
                             [ ] 10 E.D. Miller
                             [ ] 11 F.P. Popoff
                             [ ] 12 R.D. Walter


ITEM 2 Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent registered public accountants.

For [ ]           Against [ ]           Abstain [ ]


           THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
                                       -------

ITEM 3 Shareholder proposal relating to stock options.

For [ ]           Against [ ]           Abstain [ ]


ITEM 4 Shareholder proposal requesting a separate annual report describing the Company's political contributions.

For [ ]           Against [ ]           Abstain [ ]


If you wish to submit comments please identify yourself and enter your comments in the box below. Please scroll to the end of the page to register your vote.

Shareholder Name: (30 characters) [ENTER TEXT HERE]
Comments: (120 characters) [ENTER TEXT HERE]

       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting,
                        or at any adjournment thereof.

                   [CLICK HERE [link] TO REGISTER YOUR VOTE]


BACK [link]
----
================================================================================

[Page 5]
================================================================================
[Logo of American Express /R/]
================================================================================

                      THANK YOU FOR VOTING ELECTRONICALLY

                                Voting Summary

                       Your Control Number: xxxxxxxxxxx

DIRECTORS:
         You Voted: [your response here]

         -OR-

         You Voted: For All Except: [name of director(s)]

ITEM 2:
         You Voted: For/Against/Abstain

ITEM 3:
         You Voted: For/Against/Abstain

ITEM 4:
         You Voted: For/Against/Abstain


SHAREHOLDER NAME AND COMMENTS:

                             THANK YOU FOR VOTING
================================================================================

YOUR VOTE HAS BEEN SUCCESSFULLY RECORDED AND WILL BE TABULATED BY
MELLON INVESTOR SERVICES WITHIN 24 HOURS. IT IS NOT NECESSARY FOR
YOU TO MAIL BACK YOUR PROXY CARD.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK [link] feature of your browser program.

To vote another Proxy - CLICK HERE [link]. Please exit your browser program as you normally do.

The following has been communicated to shareholders who have consented to receive their proxy materials via the Internet and employees of American Express Company on March 23, 2005:

--------------------------------------------------------------------------------
EMAIL TO SHAREHOLDERS WHO HAVE CONSENTED TO RECEIVE PROXY MATERIALS VIA THE INTERNET AND EMPLOYEE SHAREHOLDERS OF AMERICAN EXPRESS COMPANY
--------------------------------------------------------------------------------

From:    aasp-ops@docucorp.com
To:      [Shareholder's email address]
Subject: American Express Company 2005 Proxy Material

 Dear American Express Shareholder,

 The 2005 Annual Meeting of Shareholders of American Express Company will be held in the 26th Floor Auditorium at the Company's headquarters, 200 Vesey Street, New York, New York, on Wednesday, April 27, 2005, at 10:00 a.m. Eastern Time.

 As a shareholder of American Express Company, you are entitled to vote the American Express Company shares held in your name, whether your shares are held:

            - directly in your name as the shareholder of record, which includes shares purchased through our Shareholder's Stock Purchase Plan or restricted stock awards issued to employees under our long-term incentive plans, or

            - indirectly in the American Express Company Stock Fund of our
              Incentive Savings Plan (ISP) or the Employee Stock Ownership Plan of Amex Canada, Inc.



To vote your proxy you will need to use your unique control number:

Your control number is: ###########.

When you are ready to vote, please go to http://www.proxyvoting.com/axp [link]. Before voting, however, please review the Company's 2004 Annual Report to Shareholders and the 2005 Proxy Statement which are available on-line on the voting Web site. Shareholders who would like to receive a printed copy of the Annual Report, the Proxy Statement, or a proxy card to vote by mail should call 1-800-463-5911 or 1-201-329-8660.

Please note: internet voting is available through 11:59 pm Eastern Time on Wednesday, April 20, 2005, for shares held in employee plans* and through 11:59 pm Eastern Time on Tuesday, April 26, 2005, for all other shares.

We encourage you to vote promptly. Your vote is important.

Thank you.

Stephen P. Norman
Secretary
American Express Company

-------------------------------------------------------------------------
 * Notice to employees participating in the American Express Incentive Savings Plan, or the Employee Stock Ownership Plan of Amex Canada, Inc.:

Your shares will be voted as you instruct if your voting instructions are received before 11:59 p.m. Eastern Time on Wednesday, April 20, 2005, by Mellon Investor Services LLC, which is acting on behalf of the Trustees of these two Plans. If Mellon Investor Services LLC does not receive your voting instructions by that time, the following conditions will apply: the ISP Trustee will vote your Plan shares in the same proportion as it votes all other shares in the Plan for which it has received timely voting instructions; the Trustee of the ESOP of Amex Canada will not vote your shares.